Exhibit 10.11
LIMITED GUARANTY
     FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, the undersigned unconditionally guaranties to Wells Fargo Retail Finance, LLC, (together, with any of its successors-in-interest the “Agent”), with an address at One Boston Place, 18th Floor, Boston, Massachusetts 02108, in its capacity as Agent for the benefit of the Lenders under the Loan Agreement (as defined below), in accordance with the terms and conditions hereof, the payment of the Guaranteed Amount (as defined below); provided, however, that in no event shall Guarantor’s Liability under this Guaranty exceed the Maximum Guaranty Amount, plus Costs of Collection (as defined below) as provided herein.
     1. DEFINITIONS. All initially capitalized terms used here shall have the same meaning as set forth in the Loan Agreement, unless otherwise defined herein. As used herein, the following terms have the following meanings:
     “Costs of Collection” means, all reasonable attorneys’ fees and reasonable out-of-pocket expenses incurred by the Agent’s attorneys, and all reasonable costs and expenses incurred by the Agent (including, without limitation, reasonable and documented costs and expenses associated with travel), which fees, costs and expenses arise out of enforcement against Guarantor of this Guaranty.
     “Guaranteed Amount” means as of any date of determination thereof, the lesser of (i) the Maximum Guaranty Amount or (ii) the aggregate amount of the outstanding Liabilities as of such date, plus all reasonable and documented Costs of Collection incurred by Agent or Lenders in connection with this Guaranty.
     “Guarantor L/C” means one or more irrevocable standby letters of credit, which must aggregate at all times at least the Maximum Guaranty Amount, which Guarantor L/C shall have a minimum tenor of 365 days from the date of issuance, contain customary “evergreen” provisions, be for the account of the Guarantor, be for the benefit of Agent, on behalf of the Lenders, and be issued by an Acceptable Financial Institution (which at all times must remain an Acceptable Financial Institution during the term of the Guarantor L/C) and otherwise be in form and substance reasonably satisfactory to Agent in all material respects in Agent’s Permitted Discretion, together with any supplement thereto, renewal thereof or replacement thereof.
     “Guarantor L/C End Date” means the earliest of (A) the date on which all of the following have occurred: (i) all Liabilities due and payable under the Loan Agreement have been indefeasibly repaid to Agent and/or Lenders in full (except that any outstanding L/C’s may be cash collateralized rather than paid as permitted under the Loan Agreement), (ii) the Commitments have been terminated and (iii) the Revolving Credit Termination Date shall have occurred or (B) January 1, 2014.
Liquidity Guarantee

     “Key Date” means the date after Acceleration of the Liabilities on which any of the following events first occur:
     (a) Substantial completion by the Agent of the Agent’s disposition of the Collateral or substantial completion of the exercise by the Agent of the Agent’s rights and remedies as a secured creditor of the Borrowers, following the occurrence of an Event of Default under the Loan Agreement or other Loan Document, in respect of the Collateral;
     (b) Substantial completion of store closing or going-out-of business sales in respect to substantially all of the Borrowers’ Inventory Collateral;
     (c) Consummation of a sale of substantially all of the assets of the Borrowers or confirmation of reorganization plan in a bankruptcy proceeding or other Insolvency Proceeding involving the Borrowers as debtors; or
     (d) The ninety-first (91st) day after Agent or Lenders have accelerated the Obligations on account of the occurrence of an Event of Default under the Loan Agreement and has commenced to Liquidate the Collateral provided that such Acceleration has not been rescinded in writing by the Agent.
     “Liabilities” means all Obligations, whether now existing or hereafter arising, of the Borrowers to the Agent and Lenders under the Loan Agreement and other Loan Documents including, but not limited to, any interest arising after the commencement of any case with respect to any of the Borrowers under the Bankruptcy Code or other Insolvency Proceeding against any of the Borrowers as debtors (including the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other Liabilities of any Borrower to Agent or Lenders under the Loan Agreement or other Loan Documents) due in connection with the Loan Agreement and the Loan Documents.
     “Loan Agreement” means that certain First Amended and Restated Loan and Security Agreement dated as of even date herewith by and between Schurman Fine Papers, d/b/a Papyrus, a California corporation, Papyrus Franchise Corporation, a Delaware corporation, both with its principal executive offices at 500 Chadbourne Road, Caller Box 6030, Fairfield, CA 94533, and 644064 N.B. Inc., a New Brunswick corporation with its principal executive offices at 44 Chipman Hill, Postoffice Box 7289, Stn: A, Suite 1000, Saint John, NB E2L4S6, Canada, and each of their respective Subsidiaries which are Borrowers under the Loan Agreement, from time to time, (collectively, the “Borrowers”), and Wells Fargo Retail Finance, LLC, and its respective successors-in-interest, as the Agent (the “Agent”), with an address at One Boston Place, 18th Floor, Boston, Massachusetts 02108, and each of the Lenders under the Loan Agreement, as it may be amended, modified, supplemented extended, renewed or replaced in accordance with the terms thereof (provided that definitions from the Loan Agreement of “Accelerate” and
Liquidity Guarantee

“Liquidate” as used in the definition of “Key Date” herein shall be such definitions as defined in the Loan Agreement on the date hereof).
     “Maximum Guaranty Amount” means $12,000,000.
     “Subordinated Loan Documents” means the “Loan Documents” as defined in the Loan Agreement, dated as of the date hereof, by and between Schurman Fine Papers, d/b/a Papyrus and Guarantor, as it may be amended, modified, supplemented extended, renewed or replaced.
     “Transaction Documents” means the Purchase & Sale Documents.
     2. GUARANTEE.
     (a) The undersigned Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment in cash of the Guaranteed Amount as in effect on the date when demand for payment is made hereunder on or after the occurrence of the Key Date plus all reasonable and documented Costs of Collection incurred by Agent in connection with this Guaranty.
     (b) In order to secure the undersigned’s obligations hereunder with respect to the Guaranteed Amount, the undersigned has arranged for the issuance of one or more Guarantor L/Cs in an aggregate amount at least equal to the Maximum Guaranty Amount to the Agent as beneficiary. Guarantor agrees that, except as expressly permitted under Section 2(c) hereof, it shall at all times until the Guarantor L/C End Date has occurred, maintain Guarantor L/Cs in an amount at least equal to the Maximum Guaranty Amount. Notwithstanding anything to the contrary contained in this Guaranty, Agent agrees that (i) so long as Guarantor maintains a Guarantor L/C in full force and effect in an aggregate undrawn amount at least equal to the Maximum Guaranty Amount, Agent’s sole recourse against Guarantor pursuant to this Guaranty shall be to draw upon the Guarantor L/C for the Guaranteed Amount plus any Costs of Collection (or to apply cash proceeds from a draw on the Guarantor L/C pursuant to Section 2(c) hereof) and to recover any other Costs of Collection due hereunder from Guarantor and (ii) except as provided in subparagraph 2(c) hereof, it shall not draw upon the Guarantor L/C or exercise any other right or remedy available to it against the Guarantor until the Key Date has occurred. Guarantor acknowledges that if, for any reason whatsoever, Agent has not received payment in full of the Liabilities by the Key Date (regardless of whether Agent has been able to complete the liquidation of the Collateral by such date), the Agent may, at any time after the second business day following the Key Date, draw upon the Guarantor L/C (without the requirement of further notice of the Guarantor or exhaustion or completion of any other rights and remedies) in an amount equal to the Guaranteed Amount due as of the date of such draw, plus Costs of Collection then due under subparagraph 2(a) hereof. The Guarantor acknowledges that the Agents’ and Lenders’ efforts to liquidate the Collateral or pursue other rights and remedies may become subject to a stay, injunction or restraining order issued by a court in an Insolvency Proceeding or another court, which order prohibits or delays the Agent and Lenders from pursuing liquidation or sale of the Collateral or other rights and remedies and further acknowledges and agrees that the
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dates set forth in the definition of “Key Date” (or its right to draw on the Guarantor L/Cs on or after the occurrence of the Key Date) shall not be deemed to have been extended by virtue of such stay, injunction or restraining order. If Agent determines that it has received indefeasible payment in full in cash of all of the Liabilities at any time during or after the occurrence of the Key Date without having to draw upon the Guarantor L/C or that Agent only needs to draw upon a portion of the Guarantor L/C in order for Guarantor’s obligations then due and payable hereunder to be paid in cash and satisfied in full, promptly following such determination, after having drawn any amount necessary for it to receive payment of all obligations due hereunder, Agent shall return the Guarantor L/C to Guarantor and Guarantor shall be permitted to terminate it or permit it to expire.
     (c) Notwithstanding anything contained herein to the contrary, the Agent shall also be permitted to draw upon the Guarantor L/C at any time prior to the occurrence of the Guarantor L/C End Date if either or both of the following events described in the following clauses “i” or “ii” occur:
     (i) Prior to the date that is at least thirty (30) days before the expiry date of the Guarantor L/C (if such expiry date is before January 1, 2014), the expiry date of the Guarantor L/C has not been extended or a replacement Guarantor L/C has not been provided to Agent with a later expiry date and the Key Date has not previously occurred. The Agent must provide notice of its failure to receive a notice of renewal of the Guarantor L/C at least fifteen (15) days prior to the Agent’s drawing on the Guarantor L/C (the Agent may send such a notice either before, on, or after the sixtieth (60th) day prior to the date of the expiration of the term (or renewal term) of any Guarantor L/C, provided that the Agent may make a drawing premised on the failure to renew a Guarantor L/C (as opposed to the occurrence of the Key Date) only on or after the thirtieth (30th) day prior to the date of the expiration of the term (or renewal term) of a Guarantor L/C.
     (ii) At any time after the date hereof, the issuer of any Guarantor L/C ceases to comply with the definition of “Acceptable Financial Institution” set forth in the Loan Agreement as determined by Agent in its Permitted Discretion.
     If, on or prior to the fifteenth (15th) day after the Agent receives the proceeds of a drawing on the Guarantor L/C made after the occurrence of one of the events described in the immediately preceding clauses “i” and “ii”, the undersigned delivers a replacement Guarantor L/C to the Agent that is identical to the initial Guarantor L/C from an Acceptable Financial Institution, or that contains modifications acceptable to the Agent in the Agent’s good faith discretion, and is in an amount at least equal to the Maximum Guaranty Amount, then the Agent shall return the cash amount so drawn to the undersigned or as the undersigned may otherwise direct; provided that, if no such replacement Guarantor L/C is delivered prior to the expiration of such fifteen (15) day period, the Agent shall retain all cash proceeds realized from the draw on the Guarantor L/C on deposit in a separate depositary account at Wells Fargo (such account, the “Guarantor Collateral Account”) in respect to which Agent shall have a duly perfected first lien security interest as security for Guarantor’s obligations hereunder. Following the occurrence of the Key Date, Agent
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shall apply the funds in the Guarantor Collateral Account to reduce the Liabilities in an amount not in excess of the Guaranteed Amount then due hereunder (plus any Costs of Collection incurred by Agent or Lender) at any time that it would be entitled to draw on the Guarantor L/C pursuant to Section 2(b) hereof. Any funds remaining in the Guarantor Collateral Account following the indefeasible payment in full in cash of all obligations of the Guarantor to the Agent and Lenders hereunder shall be released to the undersigned or as the undersigned otherwise directs.
     (d) Any amounts paid by the Guarantor pursuant to this Guarantee on account of the Guaranty Amount (including by virtue of draws on the Guarantor L/C) shall reduce the Maximum Guaranty Amount and once so reduced, the Maximum Guaranty Amount may not be increased above such decreased amount, except with the Guarantor’s prior written consent.
     (e) Agent agrees that in the event that Agent seeks to replace any original Guarantor L/C provided by Guarantor which has been lost stolen or destroyed, Agent will deliver to Guarantor a Lost Letter of Credit Indemnity Agreement in the form attached hereto as Exhibit A.
     (f) Agent shall use commercially reasonable efforts to give notice to the Guarantor pursuant to Section 11 hereof of the occurrence of any Key Date with the understanding that, in the event AG is party to any Insolvency Proceeding, the parties agree that Agent shall have no obligation under this Guaranty to send any such notice to AG or any other Person. Agent’s failure to notify Guarantor (or of Guarantor to receive such notice) of the occurrence of the Key Date shall not waive, diminish, restrict, stay, interfere with, impair, or otherwise negatively impact the Agent’s rights and remedies hereunder (including Agent’s right to request and receive a drawing on the Guarantor L/C) or under any other Loan Document or at law or equity. Guarantor agrees that Agent is under no obligation to provide any notice to Guarantor of Agent’s intention to draw on a Guarantor L/C or of any actual drawings on the Guarantor L/C.
     3. OBLIGATIONS NOT AFFECTED. The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by the Borrowers, the undersigned or any person liable or obligated to the Agent or any Lender for or on the Liabilities; any release, discharge, or invalidation, by operation of law or otherwise, of the Liabilities; or the legal incapacity of the Borrowers, the undersigned, or any other person liable or obligated to the Agent or any Lender for or on the Liabilities. Interest and Agent’s and Lenders’ Expenses included in the Liabilities shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrowers or the disallowance of any claim therefor against the Borrowers.
     4. INCORPORATION OF ALL DISCUSSIONS. This Guarantee and the Loan Agreement incorporate all discussions and negotiations between the undersigned and the Agent, for the benefit of the Lenders, concerning the guaranty provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived cancelled or modified, except by a written
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instrument executed, sealed, and acknowledged by a duly authorized officer of the Agent and the undersigned.
     5. GENERAL WAIVERS. The undersigned waives: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty (except as provided herein); any delay on the part of the Agent; any claim which the undersigned may have or to which the undersigned may become entitled to the extent that such claim might otherwise cause any transfer to the Agent by or on behalf of the Borrowers to be avoided as having been, or in the nature of, a preference; and notice of acceptance of this Guaranty.
     6. WAIVER OF SURETYSHIP. The undersigned hereby expressly waives all suretyship defenses, including, without limitation: (i) surrender, release, exchange, substitution, dealing with or taking any additional collateral, and (ii) any impairment of Collateral, including but not limited to failure to perfect a security interest in the Collateral.
     7. WAIVER OF SUBROGATION. The undersigned shall not exercise any right against the Borrowers, by way of subrogation, set-off, reimbursement, indemnity, contribution, or the like with respect to any amounts paid or deemed paid from a draw under the Guarantor L/C in respect of the guaranteed obligations unless and until the Guarantor L/C End Date (defined for purposes of this Section 7 without regard to clause “B” of the definition of such term contained herein) has occurred; provided, however, that nothing contained herein shall restrict the ability of the Guarantor to exercise any rights or remedies available to it under any other agreement with any Borrower or affiliate, including, without limitation, under any Transaction Document or Subordinated Loan Document.
     8. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrowers now or hereafter owed to the undersigned arising in any way from the exercise of the Agent’s rights and remedies under this Guaranty is hereby subordinated to the prior payment in full of the Liabilities. Any amounts which are collected, enforced and received by the undersigned in violation of this Section 8 shall be held by the undersigned as trustee for the Agent and shall be paid over to the Agent on account of the Liabilities without affecting in any manner the liability of the undersigned under this Guaranty.
     9. AGENT’S BOOKS AND RECORDS. The books and records of the Agent showing the account between the Agent and the Borrowers shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.
     10. CHANGES IN LIABILITIES. Subject to the terms of the Loan Agreement, the undersigned assents to any indulgence or waiver which the Agent might grant or give the Borrowers and/or any other person liable or obligated to the Agent or Lenders for or on the Liabilities. The undersigned authorizes the Agent and Lenders to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Agent or any Lender for or on the Liabilities, without notice to, or consent from, the undersigned. No compromise, settlement, or release by the Agent of the Liabilities or of the
Liquidity Guarantee

obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder provided that such compromise, settlement or release is in accordance with the provisions of the Loan Agreement. No action by the Agent which has been assented to herein shall affect the obligations of the undersigned to the Agent or the Lenders hereunder.
     11. NOTICES. Unless otherwise provided in this Guaranty, all notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, by one party to the other party hereunder at the address set forth below:
To Agent:	Wells Fargo Retail Finance, LLC One Boston Place, 18th Floor Boston, MA 02108 Attn: Joseph Burt Fax No. (617) 523-4032

With copies to:	Brown Rudnick LLP One Financial Center Boston, MA 02111 Attn: Steven Levine, Esquire Fax No. (617) 856-8201

To Guarantor:	American Greetings Corporation One American Road Cleveland, OH 44144 Attn: Catherine M. Kilbane, SVP

With copies to:	Jones Day One American Road 901 Lakeside Avenue Cleveland, OH 44114 Attn: Rachel L. Rawson Fax: (216) 579-0212
     All notices or demands sent in accordance with this Section 11, other than notices by Agent in connection with enforcement of any of its rights or remedies hereunder, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Guarantor acknowledges and agrees that notices sent by the Agent in connection with the exercise of its rights and remedies hereunder shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.
Liquidity Guarantee

     12. COSTS OF ENFORCEMENT. The undersigned will pay on demand, without limitation, all reasonable and documented Costs of Collection that have not been reimbursed with the proceeds of a draw on the Guarantor L/C.
     13. BINDING EFFECT. This instrument shall inure to the benefit of the Agent, its successors and assigns; shall be binding upon the successors and assigns of the undersigned; and shall apply to all Liabilities of the Borrowers and any successor to the Borrowers, including any successor by operation of law.
     14. AGENT’S RIGHTS AND REMEDIES. The rights, powers, privileges, and discretions of the Agent hereunder (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Agent of any of the Agent’s Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrowers, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Agent’s Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Agent’s Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Agent the undersigned, and the Borrowers; and/or any such other person at any time shall preclude any other exercise of the Agent’s Rights and Remedies, but without prejudice to the definition of Key Date. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent’s Rights and Remedies, and all of the Agent’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrowers, or any such other person, shall be cumulative and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine.
     15. COPIES AND FACSIMILES. This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.
     16. CHOICE OF LAWS. This instrument shall be governed, construed, and interpreted in accordance with the laws of the State of New York.
     17. CONSENT TO JURISDICTION.
Liquidity Guarantee

     (a) The undersigned agrees that any legal action, proceeding, case, or controversy brought against or by the undersigned with respect to this Guaranty, may be brought in the United States District Court of the Southern District of New York (or any appellate court thereof). By execution and delivery of this Guaranty, the undersigned accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
     (b) The undersigned WAIVES personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the undersigned at the address listed underneath its signature or such other address of the undersigned of which the Agent then has been provided with written notice by Guarantor, such service to become effective five (5) business days after such mailing.
     (c) The undersigned WAIVES, at the option of Agent, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted hereunder in the aforementioned courts.
     (d) Nothing herein shall affect the right of the Guarantor or Agent to bring legal actions or proceedings in any other competent jurisdiction.
     18. BROAD SCOPE OF GUARANTY. Subject to the limitations set forth herein in Section 2 of this Guaranty and elsewhere herein, it is the intention of the undersigned that the provisions of the within Guaranty be liberally construed to the end that the Agent, for the benefit of the Lenders, may be put in as good a position as if the Borrowers had promptly, punctually, and faithfully performed all Liabilities and that the undersigned had promptly, punctually, and faithfully performed hereunder.
     19. SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.
     20. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the undersigned from the Agent or any Lender or from any participant with any Lender in the Liabilities (a “Participant”) and any cash, securities, instruments or other property of the undersigned in the possession of the Agent, any Lender or any Participant, whether for safekeeping or otherwise (regardless of the reason the Agent, any Lender or any Participant had received the same) may be applied or set off against the obligations of the undersigned to the Agent hereunder.
Liquidity Guarantee

     21. TERMINATION. The obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities (other than on account of payments made pursuant to the within Guaranty and as provided in Section 2 hereof) until the Guarantor L/C End Date. This Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though such payment had not been made or value received. THE UNDERSIGNED GUARANTOR ACKNOWLEDGES THAT ITS TERMINATION OF THIS GUARANTY OR FAILURE TO MAINTAIN A GUARANTOR L/C AS REQUIRED HEREUNDER FROM AN ACCEPTABLE FINANCIAL INSTITUTION WITHOUT AGENT’S PRIOR WRITTEN CONSENT SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT.
     22. MISCELLANEOUS. The undersigned represents and warrants that, prior to the execution of this Guaranty, the undersigned carefully read and reviewed all of the provisions of this Guaranty and was afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and warrants that the undersigned has freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The undersigned recognizes that the titles to the paragraphs of the within Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect substantive provisions hereof.
     23. WAIVER OF JURY TRIAL. The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent, in the establishment and maintenance of the Agent relationship with the Borrowers and the undersigned, is relying thereon. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWERS OR ANY ENDORSER OR ANY OTHER GUARANTOR OF THE BORROWERS, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR IN WHICH THE AGENT IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF THIS GUARANTY OR THE LOAN DOCUMENTS.
     24. AUTHORIZATION. Guarantor is a corporation duly organized and in good standing under the laws of the State of Ohio. The execution, delivery and performance of this Guaranty is within the corporate powers of Guarantor, has been duly authorized and is not in contravention of (i) law or (ii) the terms of the organizational documentation of Guarantor, or (iii) any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Guarantor is a holder of the
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Borrowers’ Common Stock and in its capacity as such, will derive material financial benefit from the extensions of credit to the Borrowers to be made under the Loan Agreement.
     25. AMENDMENTS TO LOAN DOCUMENTS. Notwithstanding any other provision of this Guaranty, Agent and Lenders shall not, without Guarantor’s prior written consent: (i) increase the aggregate amount of Guarantor L/C required to be provided by the Guarantor above the Maximum Guaranty Amount, (ii) amend or otherwise modify Section 6.21 of the Loan Agreement, or (iii) extend the Revolving Credit Maturity Date beyond June 30, 2013 if a condition of such extension requires that the Guarantor L/C must be maintained beyond January 1, 2014.
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Liquidity Guarantee

     It is intended that this Guaranty take effect as a sealed instrument this 12 day of April, 2009.

AMERICAN GREETINGS CORPORATION
By:	/s/ Catherine M. Kilbane
	Name:	Catherine M. Kilbane
	Title:	SVP
Address:

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EXHIBIT A
LOST LETTER OF CREDIT
INDEMNITY AGREEMENT
     This Agreement is made between [____________________] (the “Bank”) and [______________________________] (the “Guarantor”) with respect to that certain Irrevocable Standby Letter of Credit No. [______ ](the “L/C”) issued by [_______________________] (the “Issuer”) to Bank as beneficiary on behalf of Guarantor as applicant.
     WHEREAS
     1 The L/C requires that Issuer, promptly, upon Bank’s demand, issue a certified true copy of the L/C to replace the original L/C in the event that the original L/C is lost, stolen or destroyed (a “Lost L/C”), and Bank has requested the issuance of such a certified true copy (a “Replacement L/C”).
     2. In connection with the issuance of the replacement L/C Bank may be required to issue to Issuer an Indemnity Agreement in the form exhibited to the L/C (an “Issuer Indemnity”).
     3. The Bank has additionally agreed to enter into this agreement in favor of the Guarantor.
     BANK HEREBY AGREES,
     1. To indemnify and hold harmless each of the Guarantor, its members, its affiliates and the respective successors and assigns of the foregoing from and against any and all liability, loss, damage and expense (including reasonable attorneys’ fees) (collectively “Losses”) arising from or on account of any Lost L/C, including on account of the presentment for payment of any Lost L/C.
     2. Notwithstanding anything to the contrary herein, the Bank not be liable to Guarantor pursuant to Section 1 to the extent that the Bank has indemnified for such Losses by payment to Issuer pursuant to the Issuer Indemnity.
     3. This Agreement shall be governed by and construed in accordance with the laws of the State of California. EACH OF THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR PURSUANT TO THIS INDEMNITY AGREEMENT.

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     4. This Agreement may only be amended by a written instrument signed by all of the parties hereto.
     IN WITNESS WHEREOF, this Agreement has been duly executed as an instrument under seal this _____ day of ___________, 20_.

By__________________________________ Name: Title:

By __________________________________ Name: Title:

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